UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) ☑ Filed by the Registrant  ☐ Filed by a Party other than the Registrant CHECK THE APPROPRIATE BOX:  ☐ Preliminary Proxy Statement  ☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☑ Definitive Additional Materials  ☐ Soliciting Material Under § 240.14a-12 Savers Value Village, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY): ☑ No fee required.  ☐ Fee paid previously with preliminary materials  ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95145-P51376 *Please check the meeting materials for any special requirements for meeting attendance. SAVERS VALUE VILLAGE, INC. C/O CORPORATE SECRETARY 11400 SE 6TH ST., #125 BELLEVUE, WA 98004 SAVERS VALUE VILLAGE, INC. 2026 Annual Meeting of Stockholders Vote by June 9, 2026 11:59 PM ET You invested in SAVERS VALUE VILLAGE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2026. Vote Virtually at the Meeting* June 10, 2026 9:00 AM PT Virtually at: www.virtualshareholdermeeting.com/SVV2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V95146-P51376 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For All Nominees: 01) Aina E. Konold 02) Kristy Pipes 03) Brian Ames 2. Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending January 2, 2027. For 3. Advisory vote to approve the compensation of our named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.